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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this registration statement of Abbott Laboratories on Form S-8 of our report dated April 20, 2001 (relating to the financial statements of the BASF Pharmaceutical Business) included in Amendment No. 1 to the current report on Form 8-K of Abbott Laboratories dated March 2, 2001.

Deloitte & Touche GmbH
Wirtschaftsprufungsgesellschaft

/s/ Deloitte & Touche GmbH
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Frankfurt, Germany
December 18, 2001